                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 20, 2002


                                RICA FOODS, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


            0-18222                                     87-0432572
   (Commission file number)              (I.R.S. Employer Identification No.)

          240 Crandon Boulevard, Suite 115, Key Biscayne, Florida 33149
               (Address of principal executive offices)    (Zip code)


                                 (305) 365-9694
              (Registrant's telephone number, including area code)

Item 5:  Other Events.

         See attached press release of Registrant, dated November 20, 2002


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 20, 2002


                                            RICA FOODS, INC.


                                            By: /s/ Monica Chaves
                                                ----------------------
                                                Monica Chaves
                                                Secretary

                                  EXHIBIT INDEX

Exhibit

99.1   Press release